MANHATTAN BANCORP

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2010

MANHATTAN BANCORP

(Exact name of registrant as specified in its charter)

California	333-140448	20-5344927
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2141 Rosecrans Avenue, Suite 1160 El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 606-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02                                            Results of Operations and Financial Condition

On February 9, 2010, Manhattan Bancorp (the “Company”) issued a press release in which it released its financial condition as of December 31, 2009.  Also announced were the results of operations for the fourth quarter ended December 31, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 5.02.                                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2010, Jeffrey M. Watson resigned as a member of the Board of Directors and ceased serving as President and Chief Executive Officer of the Company and its wholly-owned subsidiary, Bank of Manhattan, N.A. (the “Bank”).  Mr. Watson’s resignation as a member of the Board of Directors did not result from any disagreement with the Company concerning any matter relating to the Company’s operations, policies or practices.

The Board of Directors of the Company and the Bank appointed Harry W. Chenoweth as interim Chief Executive Officer on February 3, 2010 while the Company and the Bank search for a permanent replacement.  Mr. Chenoweth, 68, has served on the Board of Directors of the Company since 2006 and the Bank since its organization in 2007.  Mr. Chenoweth has 32 years of direct commercial banking experience.  He served as Executive Vice President and Manger of the Southern California Banking Group of Imperial Bank from 1996 to his retirement from banking in 2001, and in various capacities with Union Bank of California from 1969 to 1996.  Mr. Chenoweth last served as President and Chief Operating Officer of Barrister Executive Suites, LLC, a property management company offering full-service executive office space for short and long-term leases, from 2001 to 2004.  During his service as interim Chief Executive Officer of the Company and the Bank, Mr. Chenoweth will be paid $150 per hour.

Item 7.01.                                         Regulation FD Disclosure

On February 9, 2010, the Company issued a press release announcing the departure of Mr. Watson as President and Chief Executive Officer and as a member of the Board of Directors of the Company and the Bank, and the appointment of Mr. Chenoweth as interim Chief Executive Officer of the Company and the Bank.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.  The information furnished pursuant to Item 7.01 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01.                                         Financial Statements and Exhibits.

(d)                    Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 9, 2010.
99.2	Press Release dated February 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN BANCORP
(Registrant)

February 9, 2010	By:	/s/ DEAN FLETCHER
Dean Fletcher
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 9, 2010.
99.2	Press Release dated February 9, 2010.